UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]           Preliminary Proxy Statement
[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]           Definitive Proxy Statement
[X]           Definitive Additional Materials
[   ]           Soliciting Material Under Rule 14a-12

KEYSTONE MUTUAL FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]           No fee required.
[   ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

3)           Filing Party:

4)           Date Filed:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

 VOTE BY PHONE
To cast your vote by phone with a proxy
voting representative, call toll-free
1-888-456-7085 and provide the
Control Number listed in the shaded box
below.  Representatives are available to
take your voting instructions Monday
through Friday 9:00 a.m. to 11:00 p.m. and
Saturday from 12:00 p.m. to 6:00 p.m.
Eastern Time.

VOTE IN PERSON Attend Shareholder Meeting 3600 Minesota Drive, Suite 70 Edina, MN 55345 on December 18, 2012 at 10:00 Central Time

Please detach at perforation before mailing.

PROXY	KEYSTONE LARGE CAP GROWTH FUND	PROXY
A series of Keystone Mutual Funds (“Keystone”)
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 18, 2012

THIS PROXY IS BEING SOLICITED ON BEHALF OF KEYSTONE’S BOARD OF TRUSTEES ON BEHALF OF ITS SERIES, KEYSTONE LARGE CAP GROWTH FUND (THE “FUND”).

The undersigned hereby constitutes and appoints Andrew S. Wyatt and Loren R. Kix, their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the Special Meeting of shareholders of the Fund (the “Special Meeting”), or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

This proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to an item, this proxy will be voted FOR the Proposal.

Note: Please sign exactly as your name(s) appear(s) on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

Signature

Signature (if held jointly)

Date

KLC_24120_102312A

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to Be Held on December 18, 2012.
The proxy statement for this meeting is available at: www.keystonefunds.com/proxy.pdf

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy will be voted as instructed. If no specification is made, the proxy will be voted “FOR” the Proposal. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ■

The Board of Trustees unanimously recommends a vote FOR the following proposal.

1.	To approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Keystone Large Cap Growth Fund to the MainStay Cornerstone Growth Fund (the “Acquiring Fund”), a newly formed series of MainStay Funds Trust, in exchange for Class A shares and Class I shares of the Acquiring Fund; and (b) the distribution of the Class A shares and Class I shares of the Acquiring Fund pro rata by the Keystone Large Cap Growth Fund to its shareholders in complete liquidation of the Keystone Large Cap Growth Fund.	FOR ❒	AGAINST ❒	ABSTAIN ❒

Remember to sign and date the reverse side before mailing in your vote. This proxy card is valid only when signed and dated.
KLC_24120_102312A